Income Tax Expenses	12 Months Ended
Dec. 31, 2025
Income Tax Expenses [Abstract]
Income tax expenses
19.	Income tax expenses

The components of income tax provision are:

	December 31, 2025	December 31, 2024	December 31, 2023
	USD	USD	USD
Current income tax expense	153,069	61,306	-
Deferred income tax credit	(55,934)	53,596	131,240
Total income tax expenses	97,135	114,902	131,240

A reconciliation between income tax expense and the product of accounting loss multiple by the applicable corporate tax rate for the reporting periods ended December 31, 2025, 2024 and 2023 were as follows:

	December 31, 2025	December 31, 2024	December 31, 2023
	USD	USD	USD
(Loss)/Profit before income tax	(15,105,249)	(83,508,195)	1,125,434

Tax calculated at statutory rate of 17%	(2,567,892)	(14,196,647)	191,324
Differences arise from tax rate in different jurisdiction	162,102	14,834	-
Deferred tax assets previously not recognized, net of foreign exchange fluctuation	26,870	-	(88,615)
Income not subject to tax	(1,303)	(113,130)	(28,390)
Expense not deductible for tax purpose	2,536,799	14,283,615	73,097
Recognition of timing difference	(55,769)	53,596	9,432
Utilization of tax benefit	(27,382)	(34,488)	-
Deferred tax assets (net) not recognized	-	167,283	(25,608)
Under provision for prior year tax	83,343	-	-
Others	(59,633)	(60,161)	-
	97,135	114,902	131,240

In Singapore context, the realization of future income tax benefits from unabsorbed tax losses will only be obtained if the Group derives future assessable income of sufficient amount to enable the benefits of the deductions to be realized and the Group continues to comply with the conditions for deductibility imposed by the law. Unabsorbed tax losses may be carried forward indefinitely. There were tax benefits of USD 542,356 (2024: USD 480,391) not recognized.